UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4300 Water Canyon Road, Unit 1

Winnemucca, Nevada 89445

(Address of principal executive offices) (Zip code)

(775) 304-0260

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2023, Hycroft Mining Holding Corporation (the “Company”) entered into a letter agreement (the “Waiver and Amendment”), by and between the Company, Sprott Private Resource Lending II (Collector), LP (the “Lender”) and Sprott Private Resource Lending II (Co) Inc. (“SPRL II” and together with the Lender, the “Sprott Parties”).

As previously disclosed, the Company and the Lender are parties to that certain Amended and Restated Credit Agreement, dated as of May 29, 2020 (the “Credit Agreement”). Pursuant to the terms of the Credit Agreement, the Company agreed that while any indebtedness is outstanding under the Credit Agreement or while the credit facility under the Credit Agreement remains available to the Company, the Company and guarantors under the Credit Agreement would not undertake certain corporate actions without the Lender’s prior written consent.

As disclosed in the Company’s preliminary proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2023, the Company expects to ask its stockholders to approve, at the Company’s upcoming annual meeting of stockholders, the amendment of the Company’s second amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effectuate a reverse stock split of the Company’s outstanding shares of Class A common stock, par value $0.0001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-25, with such ratio to be determined at the sole discretion of the Board (the “Reverse Stock Split”). Pursuant to the terms of the Waiver and Amendment, the Sprott Parties agreed to waive certain provisions of the Credit Agreement so that the Company may effectuate the proposed Reverse Stock Split of the Company’s common stock, including amendment of the Certificate of Incorporation necessary to effectuate the Reverse Stock Split, assuming stockholders approve the Reverse Stock Split. The Reverse Stock Split will not be effectuated unless and until (i) the Company files a definitive proxy statement on Schedule 14A with the SEC, and mails the definitive proxy statement to its stockholders; (ii) amendment of the Certificate of Incorporation to effectuate the Reverse Stock Split is approved by the affirmative vote of a majority of the votes cast by stockholders present and in person (virtually) or represented by proxy and entitled to vote on the matter; and (iii) an amendment to the Certificate of Incorporation to effectuate the Reverse Stock Split is filed with the Delaware Secretary of State. The Board of Directors of the Company also may determine in its discretion to abandon such an amendment, and not effectuate the Reverse Stock Split.

Except as set forth in the Waiver and Amendment, the Credit Agreement remains in full force and effect.

The above description of the Waiver and Amendment is qualified in its entirety by reference to the complete text of the Waiver Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Additional Information and Where to Find It

This filing does not constitute a solicitation of any vote or approval of the proposals to be voted on at the Company’s annual meeting of stockholders. In connection with the Company’s annual meeting, the Company has filed with the SEC a preliminary proxy statement on Schedule 14A, plans to file with the SEC a definitive proxy statement on Schedule 14A, and plans to mail or otherwise provide to its stockholders a proxy statement regarding the business to be conducted at the Company’s annual meeting. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND ANY AMENDMENTS THERETO (WHEN AVAILABLE) IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING. Such documents will contain important information regarding the business to be conducted at the annual meeting. Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. A copy of Company’s annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and other documents that the Company files with or furnishes to the SEC are available on the Company’s website at www.hycroftmining.com. Stockholders may also obtain a free copy of the Company’s annual report on Form 10-K, including the financial statements and the financial statement schedules, by visiting the Company’s website or by sending a request in writing to the Company’s Investor Relations Department at info@hycroftmining.com.

Cautionary Note Regarding Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Please see the “Risk Factors” set forth the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this filing. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this filing, those results, performance, or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this filing speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	Letter Agreement, dated March 9, 2023, by and among the registrant and Sprott Private Resource Lending II (Collector), LP and Sprott Private Resource Lending II (Co) Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2023	HYCROFT MINING HOLDING CORPORATION

	By:	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer